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                                                                   EXHIBIT 10.26

                             SCHEDULE OF DOCUMENTS
                            SUBSTANTIALLY SIMILAR TO
                                 EXHIBIT 10.25


1. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated February 25, 1994, for $950,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Bainbridge, Georgia.

2. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 29, 1994, for $1,000,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Valdosta, Georgia.

3. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated August 3, 1994, for $1,500,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Calhoun, Georgia.

4. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated August 26, 1994, for $1,000,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Easley, South Carolina.

5. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated September 22, 1994, for $1,000,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Brunswick, Georgia.

6. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 30, 1994, for $1,000,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Albany, Georgia..

7. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated December 16, 1994, for $1,000,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Douglas, Georgia.
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8.       Construction Loan Agreement, Indenture, Security Agreement and
         Adjustable Rate Promissory Note dated March 9, 1995, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Greenwood, South Carolina.

9. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 13, 1995, for $500,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of expansion of the Jameson Inn in Carrollton, Georgia.

10. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated May 23, 1995, for $500,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of expansion of the Jameson Inn in Valdosta, Georgia.

11. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated May 23, 1995, for $500,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of expansion of the Jameson Inn in Bainbridge, Georgia.

12. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated June 30, 1995, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Decatur, Alabama.

13. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated September 11, 1995, for $1,600,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of expansion of the Jameson Inn in Brunswick, Georgia.

14. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 10, 1995, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Waynesboro, Georgia.

15. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 27, 1995, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in LaGrange, Georgia

16. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated January 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Simpsonville, South Carolina.
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17.      Construction Loan Agreement, Indenture, Security Agreement and
         Adjustable Rate Promissory Note dated March 20, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Commerce, Georgia.

18. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 10, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Conyers, Georgia.

19. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated September 17, 1996, for $800,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Oakwood, Georgia.

20. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated September 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Forest City, North Carolina.

21. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated October 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Decherd, Tennessee.

22. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated October 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Tullahoma, Tennessee.

23. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 27, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Auburn, Alabama.

24. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated December 18, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Laurinburg, North Carolina.

25. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated December 30, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Wilson, North Carolina.
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26.      Construction Loan Agreement, Indenture, Security Agreement and
         Adjustable Rate Promissory Note dated December 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Oxford, Alabama.

27. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated January 30, 1997, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Asheboro, North Carolina.

28. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated February 28, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Sylacauga, Alabama.

29. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated March 13, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Clinton, Tennessee.

30. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated March 20, 1997, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Jasper, Alabama.

31. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 7, 1997, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Sanford, North Carolina.

32. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 21, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Warner Robins, Georgia.

33. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated April 30, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Johnson City, Tennessee.

34. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated May 8, 1997, for $875,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Dublin, Georgia
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35.      Construction Loan Agreement, Indenture, Security Agreement and
         Adjustable Rate Promissory Note dated May 30, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Perry, Georgia.

36. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated May 30, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Macon, Georgia.

37. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated August 18, 1997, for $850,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Dunn, North Carolina.

38. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated August 31, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Spartanburg, South Carolina.

39. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated October 16, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Smithfield, North Carolina.

40. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated October 16, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Duncan, South Carolina.

41. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 4, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Kingsland, Georgia

42. Construction Loan Agreement, Indenture, Security Agreement and Adjustable Rate Promissory Note dated November 25, 1997, for $1,100,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Lenoir, North Carolina.